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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of earliest event reported)  December 4, 1998
                                                   ----------------

                                V-ONE CORPORATION
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21511
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Delaware                                                52-1953278
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(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation)


20250 Century Boulevard - Suite 300
Germantown, Maryland                                         20874
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(Address of principal executive offices)                  (Zip Code)



               Registrant's telephone number, including area code:

                                 (301) 515-5200
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         (Former name or former address, if changed since last report.)



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   Item 5.  Other Events.

         Between December 4, 1998 and December 9, 1998, V-ONE Corporation, a Delaware corporation (the "Company"), sold 675,000 shares of its Common Stock, $0.001 par value per share ("Common Stock"), at $2.00 per share to certain accredited investors pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended ("Securities Act"). The Company received $1,308,000 in net sale proceeds after payment of commissions to LaSalle St. Securities, Inc. and Coldwater Capital LLC.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: December 15, 1998



                                      V-ONE CORPORATION



                                   By: /s/ Charles B. Griffis
                                      ------------------------------
                                       Name:  Charles B. Griffis
                                      Title:  Senior Vice President, Chief
                                                 Financial Officer and Treasurer








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